THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY APPLICABLE STATE SECURITIES LAW. NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF WITHOUT (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (B) RECEIPT BY THE CORPORATION OF AN ACCEPTABLE LEGAL OPINION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THE CORPORATION OTHERWISE SATSFYING ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION. NEITHER THE OFFERING OF SUCH SECURITIES OR ANY RELATED MATERIALS HAVE BEEN REVIEWED OR APPROVED BY ANY U.S. FEDERAL OR STATE REGULATORY AUTHORITY. ANY RESPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Entest Biomedical Inc.

Subscription Agreement

This Subscription Agreement is made by and between Entest Bio Medical Inc., a Nevada corporation (the “Company”) and the undersigned (the “Subscriber”) who is subscribing hereby for Entest Bio Medical, Inc. (OTCPINK:ENTB) common stock ( the “Common Stock or Shares”).

In consideration of the Company’s agreement to issue and sell to the Subscriber the Shares upon the terms and conditions set forth herein, the Subscriber agrees and represents as follows:

1.	Subscription
A.	Number of Shares and Price Per Share: The Subscriber hereby subscribes for the number of Shares set forth on the signature page hereof. The subscription price is $0.02 Per Share.
B.	Delivery of the Subscription Agreement: A scanned copy of the signed Subscription Agreement may be emailed to_________ or may be mailed and couriered to:

David Koos

4700 Spring Street

Suite 304

La Mesa CA 91942

C.	Payment of the Subscription Price: The subscription price may be paid by bank wire as follows:

_______

_______

_______

D.	The Subscriber understands and acknowledges that:
(i)	This subscription may be accepted or rejected in whole or in part by the Company in its sole and absolute discretion.
(ii)	This subscription is and shall be irrevocable, except that the Subscriber shall have no obligations hereunder in the event that this subscription is for any reason rejected or this offering is for any reason cancelled.
(iii)	No federal or state agency has made any finding or determination as to the fairness of this offering for investment, nor any recommendation or endorsement of the Shares offered hereby.
2.	Representations and Warranties. The Subscriber hereby represents, warrants and agrees that:
A.	The Shares are being acquired by the undersigned solely for investment purposes only, and not with a view to, or in connection with, any resale or distribution thereof; the undersigned has no contract, undertaking, understanding, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge to any person the Shares for which the undersigned hereby subscribes, or any part, any interest therein or any rights thereto; the undersigned has no present plans to enter into any such contract, undertaking, agreement or arrangement; and he understands the legal consequences of the following representations and warranties to mean that he must bear the economic risk of the investment for an indefinite period of time because the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or applicable state securities laws and , therefore, cannot be sold unless they are subsequently registered under the Securities Act and applicable state securities laws, or unless an exemption from such registration is available.
B.	The subscriber understands that none of the Shares have been registered under the Securities Act or any state securities laws and are being issued pursuant to exemption from such registration requirements.
C.	[paragraph left intentionally blank]
D.	The Subscriber understands and has fully considered for purposes of this investment the risks of this investment and understands that:
(i)	This investment is suitable only for an investor who is able to bear the economic consequences of losing his entire investment,
(ii)	The purchase of the Shares is a speculative investment which involves a high degree of risk of loss by the undersigned of his entire investment, and
(iii)	There are substantial restrictions on the transferability of, and there will be no public market for, the Shares, and accordingly, it may not be possible for the subscriber to liquidate the investment in case of emergency.
E.	The Subscriber’s overall commitment to investments which are not readily marketable is not disproportionate to his net worth and investment in the Shares will not cause such overall commitment to become excessive.
F.	The Subscriber has adequate net worth and means for providing for the Subscriber’s current needs and personal contingencies to sustain a complete loss of his investment in the Shares, and is able to hold the Shares for an indefinite period of time and has no need for liquidity in this investment in the Shares.
G.	[paragraph intentionally left blank]
H.	The Subscriber has, or with a purchaser representative, have, such knowledge and experience in financial and business matters that the Subscriber, or together with the purchaser representative, as the case may be, is/are capable of evaluating the merits and risks of an investment in the Shares and of making an informed investment decision. If other than an individual, the undersigned also represents it has not been organized for the purpose of acquiring the Shares.
I.	The undersigned acknowledges that the Company has afforded the Subscriber the opportunity to ask questions and receive answers from the Company or any persons acting on its behalf, which answers are satisfactory to the Subscriber and the Company has made available to Subscriber and/or Subscriber’s attorney and/or accountant and/or purchaser representatives all documents that they have requested relating to an investment in the Company and has provided answers to all their questions concerning the offering and an investment in the Shares. In evaluating the suitability of an investment in the Shares, the Subscriber has not relied upon any representations or other information ( whether oral or written) other than as contained in any documents or answers to questions so by the Company.
J.	The Subscriber recognizes that an investment in the Shares involves certain risks, and has taken full cognizance of and understands all of the risks related to the purchase of Shares.
K.	The Subscriber has discussed or has had an opportunity to discuss with professional legal, tax and financial advisors the suitability of an investment in the Company for the Subscriber’s particular tax and financial situation and confirms that, in making the decision to purchase the Shares hereby subscribed for, the Subscriber has relied as to legal and tax matters concerning the investment upon independent investigation made by the Subscriber, and Subscriber’s own professional tax and other advisors. All information which Subscriber has provided to the Company concerning the Subscriber and Subscriber’s financial position is correct and complete as of the date set forth below, and if there should be any material change in such information prior to the closing of the sale of the Shares , the Subscriber will immediately provide such information to the Company.
L.	The Subscriber is not relying on the Company, or its affiliates with respect to economic considerations involved in this investment. The undersigned has relied on the advice of, or has consulted with those persons, if any, named as Purchaser Representative(s) herein and in the Investor Questionnaire. Each Purchaser Representative is capable of evaluating the merits and risks of an investment in the Shares on the terms and conditions set forth in the Plan and each Purchaser Representative has disclosed to the undersigned in writing ( a copy of which has been annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between such representative and the Company or any affiliate or subsidiary thereof.
M.	The Subscriber is acquiring the Shares without being furnished any offering literature or prospectus ( other than documents or answers to questions described in subparagraph I above) and no representations or warranties have been made to the undersigned by the Company, or any officer , employee, agent, affiliate or subsidiary of the Company, other than representations of the Company contained herein and in subscribing for Shares the undersigned is not relying upon any representations other than those contained herein.
N.	The undersigned represents, warrants and agrees that the undersigned will not sell or otherwise transfer the Shares without registration under the Securities Act or an exemption therefrom and fully understands and agrees that the undersigned must bear the economic risk of the purchase because, among other reasons, the Shares have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned, or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from registration is available. In particular, the undersigned is aware that the Shares are “restricted securities” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”) , and they may not be sold pursuant to Rule 144 unless all the conditions of Rule 144 are met. The undersigned also understands that, except as otherwise provided herein, the Company is under no obligation to register the Shares on the Subscriber’s behalf or to assist in complying with any exemption from registration under the Securities Act or applicable state securities laws. The undersigned further understands that sales or transfers of the Shares and are further restricted by state securities laws and the provisions of this Agreement.
O.	The undersigned consents to the placement of a restrictive legend on the certificate (s) for the Common Stock to the extent required by applicable securities laws or otherwise.
P.	The undersigned has not engaged any broker, dealer, finder, commission agent or other similar person in connection with the offer, offer for sale, or sale of the Shares and is under no obligation to pay any broker’s fee, or commission in connection with this investment, except as disclosed in writing in subsection S below.
Q.	The address set forth is the Subscriber’s true and correct address, and the Subscriber has no present intention of becoming a resident of any other state of jurisdiction.
R.	If this Subscription Agreement is executed and delivered on behalf of an individual or individuals, the Subscription Agreement constitutes a valid and legally binding obligation of the undersigned. If this Subscription Agreement is executed and delivered on behalf of a partnership, corporation, trust or other entity, of the undersigned has been duly authorized to execute and deliver this Subscription Agreement and all other instruments executed and delivered on behalf of such partnership, corporation, trust or other entity in connection with the purchase of the Shares and to make the representations and warranties made herein on behalf of such entity and that this investment in the Company has been affirmatively authorized by the governing board of such entity and is not prohibited by the governing documents of such entity, the signature of the undersigned is binding upon such partnership, trust or other entity and the undersigned has delivered herewith, or shall deliver upon request of the Company, the underlying partnership agreement, corporate charter documents or trust agreement of such entity and such other evidence of the ability of such partnership, corporation or trust to purchase the Shares.
S.	[paragraph intentionally left blank]
T.	The foregoing representations and warranties are true and accurate as of the date hereof and shall be true and accurate as of the date of acceptance hereof by the Company and the issuance of the Shares to the Subscriber. If in any respect such representations and warranties or any information contained herein or in the Investor Questionnaire shall not be true and accurate prior thereto, the Subscriber will give written notice of such fact to the Company, specifying which representations and warranties or information are not true and accurate and the reason therefor.
3.	Indemnification. The Subscriber agrees to indemnify and hold harmless the Company, its officers and directors, attorneys, employees and affiliates and each person, if any, who controls any thereof against any loss, liability, claim, damage and expense whatsoever ( including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the following in connection with this transaction.
4.	Transferability. The Subscriber agrees that this Subscription Agreement, and any of the Subscriber’s interest herein, is not assignable, and further agrees that any assignment or transfer of the Shares by the Subscribe shall be made only in accordance with U.S federal and state securities laws and the provisions of the Articles of Incorporation and By Laws of the Company.
5.	Revocation. The Subscriber agrees that the Subscriber shall not cancel, terminate or revoke this Subscription Agreement or any agreement made hereunder and that this Subscription Agreement shall survive death or disability of the Subscriber.
6.	Miscellaneous.

A.	All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular, or plural as the identity of the person or persons may require.
B.	Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or when sent by first class mail, or by certified mail, return receipt requested, or by national overnight delivery service addressed to the other party at the address of such party set forth herein, or to such other address furnished by notice given in accordance with this Paragraph.
C.	Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the Subscriber, or otherwise, or delay by the Company in exercising same, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

D.This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Nevada. This Subscription Agreement and the rights, powers and duties set forth herein shall be binding upon the Subscriber, heirs, estate , legal representatives, successors and assigns, and shall inure to the benefit of the Company and its successors and assigns .. In the vent that any provision of this Subscription Agreement is unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceabilty of any other provision hereof.

IN WITNESS WHEREOF, the Subscriber has executed this Agreement on the 3d Day of April 2017

Number of Shares Subscribed for: 500,000

Total Price : $10,000

Accepted this the 3d Day of April 2017 on behalf of the Company

By: /s/David Koos

Its: Chairman and CEO